UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 4, 2017

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17870 Castleton Street, Suite 250 City of Industry, CA	91748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	626-964-5788

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 4 and March 5, 2017, Dr. Vuong Trieu, the Chairman of the Board of Directors of Marina Biotech, Inc., presented a poster on the clinical development of Celecoxib-Lisinopril FDC (IT-102) and Celecoxib-Olmesartan FDC (IT-103) against combined arthritis / hypertension at the 7th International Conference on Fixed Combination in the Treatment of Hypertension, Dyslipidemia and Diabetes Mellitus in Cannes, France. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Presentation of Marina Biotech, Inc. at the 7th International Conference on Fixed Combination in the Treatment of Hypertension, Dyslipidemia and Diabetes Mellitus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

March 6, 2017	By:	/s/ Joseph W. Ramelli
	Name:	Joseph W. Ramelli
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of Marina Biotech, Inc. at the 7th International Conference on Fixed Combination in the Treatment of Hypertension, Dyslipidemia and Diabetes Mellitus.